Goldman Sachs Trust

Goldman Sachs Retirement Strategies Portfolios

Class A, Institutional, Class IR and Class R Shares of

Goldman Sachs Retirement Strategy 2010 Portfolio

Goldman Sachs Retirement Strategy 2015 Portfolio

Goldman Sachs Retirement Strategy 2020 Portfolio

Goldman Sachs Retirement Strategy 2030 Portfolio

Goldman Sachs Retirement Strategy 2040 Portfolio

Goldman Sachs Retirement Strategy 2050 Portfolio

Supplement dated September 10, 2012 to the

Prospectus (“Prospectus”) and Summary Prospectuses dated December 29, 2011, as amended to date

The Board of Trustees of the Goldman Sachs Trust (the “Trust”) has approved a proposal to liquidate six series of the Trust, the Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio, and Goldman Sachs Retirement Strategy 2050 Portfolio (each, a “Portfolio” and, collectively, the “Portfolios”). After careful consideration of a number of factors, the Board has concluded that it is in the best interest of each Portfolio’s shareholders to liquidate each Portfolio. Each Portfolio will be liquidated pursuant to a Board-approved Plan of Liquidation on or about December 7, 2012 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Since July 28, 2012, shares of the Portfolios have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of a Portfolio, depending on each shareholder’s current election, as discussed in the Prospectus.

Liquidation of Assets. On or after September 10, 2012, the Portfolios may depart from their stated investment objectives and policies as they prepare to distribute their assets to investors. In connection with the liquidation, all shares of the Portfolios outstanding on the Liquidation Date will be automatically redeemed by the Portfolios. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in each Portfolio’s net assets plus accrued and unpaid earnings of the Portfolio at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Portfolios and receive the net asset value thereof in cash or in kind, as provided in the Prospectus. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge. Redemptions of shares by current shareholders between September 10, 2012 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge.

The “Investment Objective” section of each Portfolio’s Summary Prospectus and the “Summary—Investment Objective” section of the Prospectus relating to each Portfolio is hereby amended by inserting the following sentence after the existing disclosure:

Effective September 10, 2012, the Portfolio may depart from its investment objective as it prepares to liquidate and distribute its assets to investors.

The “Principal Strategy” section of each Portfolio’s Summary Prospectus and the “Summary—Principal Strategy” section of the Prospectus relating to each Portfolio is amended by inserting the following as the new first paragraph of the section:

Effective September 10, 2012, the Portfolio may depart from its principal investment strategies as described below as it prepares to liquidate and distribute its assets to investors, and the Investment Adviser may no longer rebalance the Portfolio’s investments towards its target strategic asset allocation percentages.

This Supplement should be retained with your Prospectus for future reference.

RTMTLIQSTK 09-12